Exhibit 21

Pentair plc and subsidiaries as of December 31, 2017

Name of Company	Jurisdiction of Incorporation
Alberta Electronic Company Limited	Hong Kong
Alliance Integrated Systems, Inc.	United States
Aplex Industries, Inc.	United States
Century Mfg. Co.	United States
Chansuba Pumps Private Limited (1)	India
Davies Pumps & Co Limited	New Zealand
Edward Barber & Company Limited	United Kingdom
Edward Barber (U.K.) Limited	United Kingdom
Electronic Enclosures, LLC	United States
Epps, Ltd.	Mauritius
ERICO B.V.	Netherlands
ERICO Canada Inc.	Canada
ERICO Chile Comercial e Industrial Ltda.	Chile
ERICO del Pacifico Comercial e Industrial Limitada	Chile
ERICO do Brasil Comercio e Industria Ltda.	Brazil
ERICO Europa (G.B.) Limited	United Kingdom
ERICO Europe B.V.	Netherlands
ERICO Europe Holding B.V.	Netherlands
ERICO France Sarl	France
ERICO Global Company	United States
ERICO GmbH	Germany
ERICO International Corporation	United States
ERICO Italia S.r.l.	Italy
ERICO Lightning Technologies Pty Limited	Australia
ERICO Limited	Hong Kong
ERICO Ltd.	China
ERICO Mexico, S.A. de C.V.	Mexico
ERICO Pacific Ltd.	Taiwan
ERICO Poland SP. Z.o.o.	Poland
ERICO Products Australia Pty Limited	Australia
ERICO US Holding LLC	United States
ETE Coliban Pty Limited	Australia
EuroPentair GmbH	Germany
Everpure Japan Kabushiki Kaisha	Japan
FARADYNE Motors (Suzhou) Co., Ltd (2)	China
Faradyne Motors LLC (2)	United States
FilterSoft, LLC	United States
Fleck Controls, Inc.	United States
Goyen Controls Co Pty Ltd	Australia
Goyen Controls Co UK Limited	United Kingdom
Goyen Valve LLC	United States
Great American Aquaculture, LLC	United States
Greenspan Environmental Technology Pty Ltd	Australia
Greenspan Singapore Private Limited	Singapore
Haffmans B.V.	Netherlands
Haffmans North America, Inc.	United States
Hawley Group Canada Limited	Canada
Hoffman Enclosures (Mex.), LLC	United States
Hoffman Enclosures Inc.	United States

Hoffman Enclosures Mexico, S. de R.L. de C.V.	Mexico
Hoffman Schroff Pte Ltd	Singapore
Holding Nijhuis Pompen B.V.	Netherlands
Hypro EU Limited	United Kingdom
Infinite Water Solutions Private Limited (2)	India
Jung Pumpen GmbH	Germany
Limited Liability Company Pentair Rus	Russian Federation
Lincoln Automotive Company	United States
McNeil (Ohio) Corporation	United States
MECAIR S.r.L.	Italy
Milperra Developments Pty Limited	Australia
Moraine Properties, LLC	United States
Nano Terra, Inc. (3)	United States
Nijhuis International B.V.	Netherlands
Nijhuis Pompen B.V.	Netherlands
Nijhuis Pompen BVBA	Belgium
Nijhuis Pompen Exploitatiemaatschappij B.V.	Netherlands
nVent Finance Group GmbH	Switzerland
nVent Finance Holding GmbH	Switzerland
nVent Finance S.a.r.l.	Luxembourg
nVent Global S.a.r.l.	Luxembourg
nVent Holdings, Inc.	United States
nVent International (UK) Ltd.	United Kingdom
nVent International Holding S.a.r.l.	Luxembourg
nVent International Holdings, Inc.	United States
nVent Luxembourg S.a.r.l.	Luxembourg
nVent Management Company	United States
nVent Middle East FZE	United Arab Emirates
nVent Services Canada Limited	Canada
nVent Services GmbH	Switzerland
nVent Services Holding GmbH	Switzerland
nVent Thermal Europe GmbH	Switzerland
nVent UK Holdings Limited	United Kingdom
Optima Enclosures Limited	United Kingdom
Panthro Acquisition Co.	United States
Pentair (NZ) Limited	New Zealand
Pentair Aquatic Eco-Systems (Canada), Inc.	Canada
Pentair Aquatic Eco-Systems, Inc.	United States
Pentair Asia Pte Ltd	Singapore
Pentair Australia Holdings Pty Limited	Australia
Pentair Bermuda Holdings	Bermuda
Pentair Bermuda, LLC	United States
Pentair Beteiligungs GmbH	Germany
Pentair Canada, Inc.	Canada
Pentair Chile SpA	Chile
Pentair Clean Process Technologies India Private Limited	India
Pentair Denmark Holding ApS	Denmark
Pentair DMP Corp.	United States
Pentair Electronic Packaging de Mexico S.a.r.l.	Luxembourg
Pentair Electronics & Electrical Protection China Co., Ltd.	China
Pentair Enclosures Inc.	United States
Pentair Enclosures S. de R.L. de C.V.	Mexico
Pentair Environmental Systems Limited	United Kingdom

Pentair Epsilon Limited	Bermuda
Pentair European Security Holdings SA	France
Pentair Federal Pump, LLC	United States
Pentair Filtration Solutions, LLC	United States
Pentair Finance Group GmbH	Switzerland
Pentair Finance Holding GmbH	Switzerland
Pentair Finance S.a.r.l.	Luxembourg
Pentair Flow Control Holding NL B.V.	Netherlands
Pentair Flow Control International Pty Limited	Australia
Pentair Flow FZE	United Arab Emirates
Pentair Flow Services AG	Switzerland
Pentair Flow Technologies de Mexico, S. de R.L. de C.V.	Mexico
Pentair Flow Technologies Pacific Pty Ltd	Australia
Pentair Flow Technologies, LLC	United States
Pentair France SARL	France
Pentair Germany GmbH	Germany
Pentair Global Holdings B.V.	Netherlands
Pentair Global S.a.r.l.	Luxembourg
Pentair Group (Thailand) Limited	Thailand
Pentair Holdings C.V.	Netherlands
Pentair Holdings S.a.r.l.	Luxembourg
Pentair Holdings, Inc.	United States
Pentair Housing, Inc.	United States
Pentair Housing, LP	United States
Pentair Iceland Holdings ehf	Iceland
Pentair International Armaturen Holding GmbH	Germany
Pentair International Holding S.a.r.l.	Luxembourg
Pentair International PLT Deutschland GmbH	Germany
Pentair International Sarl	Switzerland
Pentair Investments Switzerland GmbH	Switzerland
Pentair Ireland Limited	Ireland
Pentair Janus Holding LLC	United States
Pentair Janus Holdings	Bermuda
Pentair Kenya Limited	Kenya
Pentair Lionel Acquisition Co.	United States
Pentair Luxembourg S.a.r.l.	Luxembourg
Pentair Management Company	United States
Pentair Manufacturing Belgium BVBA	Belgium
Pentair Manufacturing France S.A.S.	France
Pentair Manufacturing Italy S.r.L.	Italy
Pentair Middle East FZE	United Arab Emirates
Pentair Nanosoft Bermuda Holdings	Bermuda
Pentair Nanosoft US Holdings, LLC	United States
Pentair Netherlands Holding B.V.	Netherlands
Pentair Pacific Rim (Water) Limited	Hong Kong
Pentair Pacific Rim, Limited	Hong Kong
Pentair Philippines, Inc. (4)	Philippines
Pentair Poland Sp.z.o.o.	Poland
Pentair Project Services Canada, Inc.	Canada
Pentair Residential Filtration, LLC	United States
Pentair Services France S.A.S.	France
Pentair Shenzhen Enclosure Company, Ltd.	China
Pentair Steinhauer GmbH	Germany

Pentair Sudmo GmbH	Germany
Pentair Tamimi LLC (5)	Saudi Arabia
Pentair Taunus Eletrometalurgica Ltda.	Brazil
Pentair Technical Products Holdings, Inc.	United States
Pentair Technical Products India Private Limited	India
Pentair Technical Products S.a.r.l.	Luxembourg
Pentair Technical Products Service Co.	United States
Pentair Technical Products, Inc.	United States
Pentair Technical Products, S. de R.L. de C.V.	Mexico
Pentair Technical Services L.L.C. (6)	United Arab Emirates
Pentair Technical Solutions GmbH	Germany
Pentair Technical Solutions Japan Co., Ltd.	Japan
Pentair Technical Solutions Nordic AB	Sweden
Pentair Technical Solutions S.r.l.	Italy
Pentair Technical Solutions SAS	France
Pentair Technical Solutions Shanghai Co., Ltd.	China
Pentair Technical Solutions UK Limited	United Kingdom
Pentair Teknoloji Sistemleri Ticaret Limited Sirketi	Turkey
Pentair Thermal (Shanghai) Co., Ltd.	China
Pentair Thermal (Shanghai) Engineering Co., Ltd.	China
Pentair Thermal Management Belgium NV	Belgium
Pentair Thermal Management Canada Ltd.	Canada
Pentair Thermal Management Czech, s.r.o.	Czech Republic
Pentair Thermal Management France SAS	France
Pentair Thermal Management Germany GmbH	Germany
Pentair Thermal Management Holding Germany GmbH	Germany
Pentair Thermal Management Holdings B LLC	United States
Pentair Thermal Management Holdings LLC	United States
Pentair Thermal Management India Private Limited	India
Pentair Thermal Management Korea Ltd.	Korea, Republic of
Pentair Thermal Management KZ LLP	Kazakhstan
Pentair Thermal Management LLC	United States
Pentair Thermal Management Netherlands B.V.	Netherlands
Pentair Thermal Management Norway AS	Norway
Pentair Thermal Management Polska Sp. z.o.o.	Poland
Pentair Thermal Management Romania SRL	Romania
Pentair Trading (Shanghai) Co., Ltd.	China
Pentair Transport, Inc.	United States
Pentair Tubing Limited	United Kingdom
Pentair UK Group Limited	United Kingdom
Pentair UK Holdings Limited	United Kingdom
Pentair Valves & Controls del Uruguay S.A.	Uruguay
Pentair Verwaltungs GmbH and Co. KG	Germany
Pentair Water (Suzhou) Company, Ltd.	China
Pentair Water Asia Pacific Pte. Ltd.	Singapore
Pentair Water Australia Pty Ltd	Australia
Pentair Water Belgium BVBA	Belgium
Pentair Water Brazil LLC	United States
Pentair Water do Brasil Ltda.	Brazil
Pentair Water France SAS	France
Pentair Water Group, Inc.	United States
Pentair Water Holdings Pty Ltd	Australia
Pentair Water Holdings, LLC	United States

Pentair Water India Private Limited	India
Pentair Water Italy S.r.l.	Italy
Pentair Water Latinamerica S.A.	Argentina
Pentair Water New Zealand Limited	New Zealand
Pentair Water Operations Australia Pty Ltd	Australia
Pentair Water Polska Sp.zoo	Poland
Pentair Water Pool and Spa, Inc.	United States
Pentair Water Proces Technologie Holding B.V.	Netherlands
Pentair Water Process Technology B.V.	Netherlands
Pentair Water Purification Systems (Shanghai) Co., Ltd.	China
Pentair Water South Africa (Proprietary) Limited	South Africa
Pentair Water Spain, S.L.	Spain
Pentair Water Treatment (OH) Company	United States
Pentair Water Treatment Company	United States
Pentair Water Treatment Private Limited (7)	India
Pentair Water, LLC	United States
Pentair Water-Mexico, S. de R.L. de C.V.	Mexico
Pentair, Inc.	United States
Penwald Insurance Company	United States
Peocon ehf.	Iceland
PES Pty Ltd	Australia
PFAM, Inc.	United States
Plymouth Products, Inc.	United States
PNR Technical Solutions Finland Oy	Finland
Porter-Cable de Mexico S.A. de C.V.	Mexico
Productos ERICO, S.A.	Spain
PTG Accessories Corp.	United States
Raychem HTS Limited	United Kingdom
Schroff Co. Ltd. Taiwan	Taiwan
Schroff Holdings Germany GmbH	Germany
Schroff UK Limited	United Kingdom
Seghers-Applied Pty Ltd	Australia
Seneca Enterprises Co.	United States
Sta-Rite de Mexico, S.A. de C.V.	Mexico
Sta-Rite de Puerto Rico, Inc.	Puerto Rico
Sta-Rite Industries, LLC	United States
Sudmo (UK) Ltd.	United Kingdom
Surface Logix LLC (8)	United States
Tracer Construction LLC	United States
Tracer Industries Canada Limited	Canada
Tracer Industries Management LLC	United States
Tracer Industries, Inc.	United States
Tupelo Real Estate, LLC	United States
Union Engineering (NingBo) Co., Ltd.	China
Union Engineering A/S	Denmark
Union Engineering Holding II A/S	Denmark
Union Engineering Holding LLC	United States
Union Engineering Latam Ltda	Brazil
Union Engineering North America LLC	United States
Urban Organics Pentair Group, LLC (9)	United States
Urban Organics Schmidt Real Estate Group, LLC	United States
Urban Organics St. Paul, LLC	United States
Vaki A/S	Norway
Vaki Aquaculture Systems ehf.	Iceland

Vaki Chile Ltda	Chile
Vaki Scotland Ltd	United Kingdom
Voltea Ltd. (10)	United Kingdom
Webster Electric Company, LLC	United States
Wicor Industries (Australia) Pty. Ltd.	Australia
X-Flow B.V.	Netherlands
Yabaida Electronics (Shenzhen) Company Limited	China

(1)	47% owned
(2)	50% owned
(3)	4.81% owned
(4)	99.99% owned
(5)	70% owned
(6)	49% owned
(7)	74% owned
(8)	0.03% owned
(9)	69.87% owned
(10)	10% owned